UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2013

ADVANCED MEDICAL ISOTOPE CORPORATION

(Name of registrant as specified in its charter)

Delaware	000-53497	80-0138937
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6208 W. Okanogan Ave. Kennewick, WA 99336		99336
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (509) 736-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 18, 2013 (“Closing Date”), Advanced Medical Isotope Corporation (the “Company”) sold and issued 2,857,142 shares of the Company’s common stock (the “Common Stock”) at $0.105 per share to Brookline Special Situations Fund (the “Investor”) pursuant to the terms of a Stock Purchase Agreement (the “Agreement”). The Agreement contains customary representations, warranties and agreements by the Company. The Investor also received warrants (the “Warrants”), exercisable until October 18, 2015, to purchase up to 7,142,855 shares of the Company’s common stock (“Common Stock”) at $0.15 per share in cash. In connection with this offering, the Company entered into a Registration Rights Agreement and agreed to file a Form S-1 within 60 days of the Closing Date to register the Common Stock issued to the Investor, the shares of Common Stock issuable upon exercise of the Warrants, and the Common Stock issued to the placement agent, as well as the common stock and common stock underlying warrants issued in the offering that was completed on March 1, 2013 that was previously reported on a Form 8-K.  The foregoing description of the Agreement, the Warrant and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to a form copy of the Agreement which is included as an exhibit to this Current Report on 8-K and are incorporated into this Item by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference.  At the Closing, the Company received gross proceeds of $300,000 and net proceeds of $270,000 after brokerage commissions.  The Company also issued 285,714 warrants as part of the payment to the placement agent.  The proceeds from the sale of the securities shall be used for working capital purposes.

The securities offered and described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The issuance of the securities in the transaction described above will be effected without registration under the Securities Act in reliance on Section 4(2) thereof or Rule 506 of Regulation D thereunder based on the status of the Investor as an accredited investor as defined under the Securities Act, and such transaction will be effected without using any form of general advertising or general solicitation as such terms are used in Regulation D.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Name and/or Identification of Exhibit
10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2013	ADVANCED MEDICAL ISOTOPE CORPORATION

	By:	/s/ James C. Katzaroff
	Name:	James C. Katzaroff
	Title:	Chairman and Chief Executive Officer